SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X| Filed by a Party other than the Registrant |-| Check the appropriate box:

|-|  Preliminary Proxy Statement

|-| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|X|  Definitive Proxy Statement

|-|  Definitive Additional Materials

|-|  Soliciting Material Pursuant toss.240.14a-12

                            THE GOLDFIELD CORPORATION
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                (Name of Registrant as Specified In Its Charter)

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                   (Name of Person(s) Filing Proxy Statement,
                         if other than the Registrant)

Payment  of Filing  Fee (Check  the  appropriate  box):

|X|  No fee required

|-|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

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     2)   Aggregate number of securities to which transaction applies:

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     3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined)

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     4)   Proposed maximum aggregate value of transaction:

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     5)   Total fee paid:

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|-|  Fee paid previously with preliminary materials.

|-| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

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     2)   Form, Schedule or Registration Statement No.:

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     3)   Filing Party:

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     4)   Date Filed:

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                                       1

                            The Goldfield Corporation

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 19, 2001

To Our Stockholders:

Notice is hereby given that the Annual Meeting of the Stockholders of The Goldfield Corporation has been called and will be held at Imperial's Hotel & Conference Center (Imperial Room II), 8298 North Wickham Road, Melbourne, Florida 32940, on June 19, 2001 at 9:00 a.m. for the following purposes:

     1. To consider and act upon a proposal to adopt an amendment to the Restated Certificate of Incorporation of the Company to eliminate cumulative voting in the election of directors.

     2.   To elect six directors to the Company's Board of Directors.

          2A. If the proposal to adopt an amendment to the Restated Certificate of Incorporation of the Company to eliminate cumulative voting in the election of directors is adopted, to elect six directors to the Company's Board of Directors, without cumulative voting being available to stockholders.

          2B. If the proposal to adopt an amendment to the Restated Certificate of Incorporation of the Company to eliminate cumulative voting in the election of directors is not adopted, to elect six directors to the Company's Board of Directors, with cumulative voting being available to stockholders.

     3. To ratify the appointment of KPMG LLP as independent certified public accountants for the fiscal year ending December 31, 2001.

     4. To vote on a proposal to give the proxyholders discretion to vote to adjourn the meeting prior to a vote on Proposal 1 for up to 30 days to afford additional time for other stockholders to cast their votes if it appears that a majority of the shares represented at the meeting favor Proposal 1 above, but the votes represented by such shares are not sufficient to approve Proposal 1.

     5. To transact such other business as may lawfully come before the meeting or any adjournment thereof.

Only stockholders of record at the close of business on May 2, 2001 will be entitled to vote at the meeting or any adjournment thereof. The transfer books of the Company will not be closed.

                                         By Order of the Board of Directors
                                         Dwight W. Severs
                                         Secretary

Melbourne, Florida
May 11, 2001

If you are unable to attend the meeting in person, you are requested by the Board of Directors of the Company to date, sign, and return the enclosed proxy in the enclosed envelope. No postage is necessary if mailed in the United States. In the event you later decide to attend the meeting, you may revoke your proxy and vote your shares in person.

                            The Goldfield Corporation
                           Suite 500, 100 Rialto Place
                            Melbourne, Florida 32901
                                 (321) 724-1700

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                  June 19, 2001

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Goldfield Corporation (the "Company"), to be voted at the Annual Meeting of Stockholders of the Company to be held on June 19, 2001 at 9:00 a.m. and at any and all adjournments thereof. The meeting will be held for the purposes set forth in the notice and in this proxy statement. This proxy statement and the accompanying annual report are being mailed to stockholders on or about May 11, 2001.

          RECORD DATE, STOCKHOLDERS ENTITLED TO VOTE AND REQUIRED VOTE

     Only holders of record of outstanding shares of the Company at the close of business on May 2, 2001 will be entitled to vote at the Annual Meeting of Stockholders on June 19, 2001. As of May 2, 2001 the Company had outstanding 27,424,413 shares of common stock, par value $.10 per share (the "Common Stock"), and 339,407 shares of Series A 7% Voting Cumulative Convertible Preferred Stock, par value $1.00 per share (the "Series A Preferred Stock"). The holders of the Common Stock and the Series A Preferred Stock will vote together as a class; in addition, with respect to the proposal to amend the Restated Certificate of Incorporation to eliminate cumulative voting, the holders of the Series A Preferred Stock will also vote separately as a class. Each outstanding share of Common Stock and Series A Preferred Stock is entitled to one vote on each matter to be voted upon at the meeting other than the election of directors.

     Approval of the proposal of the Board of Directors to amend the Restated Certificate of Incorporation to eliminate cumulative voting in the election of directors requires the affirmative vote of (1) the majority of the outstanding shares of Common Stock and Series A Preferred Stock entitled to vote at the Annual Meeting, voting together as a class and (2) two-thirds of the outstanding shares of Series A Preferred Stock entitled to vote at the Annual Meeting, voting separately as a class. The election of directors requires a plurality of the votes cast for the election of directors; accordingly, the six directorships to be filled at the Annual Meeting will be filled by the six nominees receiving the six highest number of votes. Approval of (1) the proposal ratifying the selection of KPMG LLP as independent certified public accountants and (2) the proposal to give the proxyholders discretion to vote to adjourn the meeting prior to a vote on Proposal 1 for up to 30 days to afford additional time for other stockholders to cast their votes if it appears that a majority of the shares present at the meeting favor the proposed amendment to the Restated Certificate of Incorporation to eliminate cumulative voting but the votes represented by such shares are not sufficient to approve the amendment, each requires the affirmative vote of the majority of the shares present in person or represented by proxy and entitled to vote at the meeting.

                SOLICITATION, VOTING AND REVOCATION OF PROXIES

     This solicitation is made on behalf of the Board of Directors of the Company. For a description of the expenses incurred by the Company in connection with this solicitation, see "Additional Information" below.

     You are requested to sign, date and return the enclosed proxy in the postage-paid envelope provided. If the proxy is signed with a voting direction indicated, the proxy will be voted according to the direction given. If no direction is given with respect to a proposal, the proxy will be voted as follows with respect to any such proposal:

     1. FOR the proposal relating to the amendment to the Restated Certificate of Incorporation to eliminate cumulative voting in the election of directors; 2.

     2A. If Proposal 1 to amend the Restated Certificate of Incorporation is adopted, FOR the election of the nominees for director named herein;

     2B. If Proposal 1 to amend the Restated Certificate of Incorporation is not adopted, "FOR, the Maximum Number of the Listed Nominees that Can Be Elected" to grant discretionary authority to the proxyholders to cumulate votes in order to elect as many nominees as believed possible under the then prevailing circumstances;

     3. FOR the ratification of the appointment of KPMG LLP as independent certified public accountants for the year 2001; and

     4. FOR the proposal to give the proxyholders discretion to vote to adjourn the meeting prior to a vote on Proposal 1 for up to 30 days to afford additional time for other stockholders to cast their votes if it appears that the majority of shares represented at the meeting favor the proposed amendment to the Restated Certificate of Incorporation to eliminate cumulative voting in the election of directors, but the votes represented by such shares are not sufficient to approve the amendment.

     Abstentions will be counted to determine the presence of a quorum. Abstentions will not affect the outcome of the election of directors; however, with respect to each other proposal an abstention will have the same effect as a vote against that proposal. Shares represented by "broker non-votes" will also be counted for purposes of determining a quorum. Broker non-votes occur when nominees, such as brokers who hold shares on behalf of beneficial owners, do not receive timely voting instructions from beneficial owners. Although brokers may have the authority to vote with respect to certain matters without voting instructions from beneficial owners, this authority would not apply to Proposal 1 or to any other proposal which is the subject of a counter-solicitation within the meaning of American Stock Exchange Rule 577. Broker non-votes will have no effect on the election of directors, the ratification of the appointment of KPMG LLP as independent certified public accountants or Proposal 4, since the vote required is based on either a plurality of the votes cast in the case of the election of directors or the majority of the votes cast with respect to the other proposals. However, with respect to the proposal relating to the amendment to the Restated Certificate of Incorporation to eliminate cumulative voting, a broker non-vote will have the same effect as a vote against the proposal.

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

If Proposal 1 to Amend the Restated Certificate of Incorporation to Eliminate Cumulative Voting Is Adopted

     If the stockholders adopt Proposal 1 to eliminate cumulative voting in the election of directors, cumulative voting will not be available and you will have one vote per share for each nominee for director and the proxy will be voted as you direct in Proposal 2A on the accompanying proxy card. In the absence of cumulative voting, any direction to any proxyholder in Proposal 2B, including any direction to cast more than one vote per share in favor of any nominee, will be ineffective. If no direction is given with respect to Proposal 2A, the proxy will be voted FOR Proposal 2A. If you would like to vote FOR the election of directors but withhold your vote with respect to any particular nominee or nominees, list that nominee or nominees name in the space on the proxy card marked "For, except vote withheld from the following nominee(s)."

     If the proposal to amend the Restated Certificate of Incorporation to eliminate cumulative voting in the election of directors is adopted by the stockholders, the amendment to the Restated Certificate of Incorporation would become effective upon the filing of the amendment with the Secretary of State of the State of Delaware. This filing would be made during a recess of the Annual Meeting or upon an adjournment, if one is necessary to tally the voting results. Proxyholders may use their discretionary authority to vote for any adjournment necessary to tally the votes with respect to Proposal 1.

If Proposal 1 to Amend the Restated Certificate of Incorporation to Eliminate Cumulative Voting Is NOT Adopted

     If the stockholders do NOT adopt Proposal 1 to eliminate cumulative voting in the election of directors, cumulative voting will be available and the proxy will be voted as you direct in Proposal 2B on the accompanying proxy card. Under cumulative voting, you can cast a number of votes equal to the number of shares held as of the record date multiplied by six, the total number of directors to be elected. You may allocate votes to one or more nominees for director. If Proposal 1 is not adopted, any direction to any proxyholder in Proposal 2A will be ineffective.

     If cumulative voting is available, the following process will be followed. If no direction is given with respect to Proposal 2B on the accompanying proxy card or where a vote "FOR; the Maximum Number of the Listed Nominees that Can Be Elected" is marked, the proxy will be voted "FOR; the Maximum Number of the Listed Nominees that Can Be Elected" with respect to Proposal 2B and the proxyholders will have discretionary authority to cumulate all votes to which you are entitled and allocate them in favor of any one or more of the nominees, as the proxyholder may determine. Proxyholders intend to allocate such votes in order to elect as many nominees to the Board of Directors as believed possible under the then prevailing circumstances. If you want to vote for the election of directors, but do not want to grant the proxyholders discretion to cumulate votes, you can cumulate your votes yourself. If you desire to cumulate your votes yourself, you should multiply the total number of shares you held as of the record date by six. Then, you may allocate this number of votes among the nominees by writing the number of votes you want to allocate to a nominee in the space opposite that nominee's name. If you elect to cumulate your votes yourself, the proxyholder will not have discretionary authority to cumulate your votes. If you would like to vote "FOR; the Maximum Number of the Listed Nominees that Can Be Elected" for the election of directors but you want to withhold your vote with respect to any particular nominee or nominees, list that nominee or nominees name in the space on the proxy card marked "'FOR; the Maximum Number of the Listed Nominees that Can Be Elected' except vote withheld from the following nominee(s)."

Revocation of Proxy

     You may revoke the proxy at any time prior to its exercise by duly executing and returning a later dated proxy or by filing a written revocation bearing a later date with the Secretary of the Company. The proxy will be revoked if you attend the meeting and vote in person.

                                    ITEM 1.
             PROPOSAL 1 -- AMENDMENT TO THE RESTATED CERTIFICATE OF
                  INCORPORATION TO ELIMINATE CUMULATIVE VOTING

     THE BOARD OF DIRECTORS BELIEVES THAT THIS PROPOSAL IS IN THE BEST INTEREST OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE FOR THE PROPOSAL.

     On March 6, 2001, the Board of Directors approved an amendment to Article Fourth of the Company's Restated Certificate of Incorporation to eliminate cumulative voting in the election of directors.

     The Company's Restated Certificate of Incorporation gives stockholders the ability to cumulate votes in each election of directors. Under cumulative voting, each stockholder can cast a number of votes equal to the number of shares held as of the applicable record date multiplied by the total number of directors to be elected. Votes may be allocated to one or more nominees for director. Therefore, stockholders with a minority percentage of the outstanding shares, by cumulating votes, may be able to elect one or more directors.

     The Board of Directors proposes that the Restated Certificate of Incorporation be amended so that directors will be elected by plurality vote as set forth in the Delaware General Corporation Law. The Board's decision reflects the fact that cumulative voting has fallen out of favor; today only about 10.7% of S&P SmallCap companies use cumulative voting. If cumulative voting is eliminated, each stockholder will be entitled to one vote per share for each nominee for director. The Board of Directors believes that this method is the fairest and the most likely to produce a Board that effectively represents the interests of all of the Company's stockholders and not a particular interest group.

Reasons for Eliminating Cumulative Voting

     The Board of Directors believes that it is in the best interest of the Company and its stockholders to amend the Restated Certificate of Incorporation to eliminate cumulative voting. The Board of Directors believes that cumulative voting threatens to undermine effective Board functioning in several respects. First, it is the duty of the Board to represent all of the stockholders. To do so, each director must feel a responsibility toward all the stockholders, without any special loyalty to any one group. With cumulative voting, one or more directors might be principally concerned about representing and acting in the interests of special groups of stockholders rather than in the interests of all stockholders. Also, cumulative voting may result in a corporation or group seeking to gain control of the Company, or a faction acting for its own purposes rather than in the best interests of stockholders, gaining representation on the Board. Second, cumulative voting may result in partisanship among members of the Board that could impair their ability to work together. We believe eliminating cumulative voting will protect the Company from unsolicited takeover proposals or other attempts by minority stockholders to disrupt the operation of the Board of Directors for personal advantage.

     In order to eliminate the factionalism promoted by cumulative voting, the modern trend has been to eliminate cumulative voting. The State of California, considered to be one of the most protective states of stockholder interests, amended its laws in 1989 to facilitate the repeal of cumulative voting by corporations. In supporting the change, the Committee on Corporations of the Business Law Section of the State Bar of California concluded:

     "While a healthy diversity of opinion and experience, as represented by independent directors, is desirable, factionalism is not appropriate in the board's essential executive function. The principal objective of a business enterprise should be profit and gain for its stockholders, not political accommodation of competing interests...Practical experience has shown that effective management of a corporation requires candor and consensus in the Boardroom, not rancor and contention."

Possible Effects of Eliminating Cumulative Voting

     The elimination of cumulative voting will enable the holders of a majority of the shares entitled to vote in an election of directors to elect all of the directors being elected at that time, and make it more difficult for minority stockholders to elect a director. In addition, elimination of cumulative voting might, under certain circumstances, render more difficult, or discourage, a merger or tender offer that is not approved by the Board of Directors or a proxy contest.

     IF ADOPTED, THE AMENDMENT WOULD APPLY AT THIS ANNUAL MEETING TO THE ELECTION OF DIRECTORS AND CUMULATIVE VOTING WOULD NOT BE AVAILABLE.

     The affirmative vote of (1) a majority of the outstanding shares of the Company's Common Stock and Series A Preferred Stock voting together as a class and (2) two-thirds of the outstanding shares of the Company's Series A Preferred Stock voting separately as a class is required to approve the amendment to the Restated Certificate of Incorporation to eliminate cumulative voting. Please note that any shares not voted (whether by abstention, broker non-vote or otherwise) will have the same effect as a vote against the proposal.

     The Board of Directors unanimously recommends a vote FOR the adoption of the amendment to the Restated Certificate of Incorporation to eliminate cumulative voting in the election of directors.

                                    ITEM 2.
                  PROPOSALS 2A and 2B -- ELECTION OF DIRECTORS

     Six directors are to be elected at the Annual Meeting, to serve for a term of one year or until their successors are elected and qualified.

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

     If Proposal 1 to amend the Restated Certificate of Incorporation to eliminate cumulative voting is adopted, cumulative voting will not be available and the proxy will be voted as you direct on Proposal 2A on the accompanying proxy card. See "Solicitation, Voting and Revocation of Proxies" above.

     If Proposal 1 is NOT adopted, cumulative voting will be available and the proxy will be voted as you direct in Proposal 2B on the accompanying proxy card. See "Solicitation, Voting and Revocation of Proxies " above.

     With respect to Proposal 2A, the Board of Directors unanimously recommends a vote FOR the re-election of John H. Sottile, Harvey C. Eads, Jr., John P. Fazzini, Danforth E. Leitner, and Dwight W. Severs and the election of Al Marino.

     With respect to Proposal 2B, the Board of Directors unanimously recommends a vote "FOR; the Maximum Number of the Listed Nominees that Can Be Elected" so that the proxyholders will have discretionary authority to cumulate all votes to which you are entitled and allocate them in favor of any one or more nominees, as the proxyholder may determine.

Information About Nominees

     Reference is made to the information set forth below under "Ownership of Voting Securities by Certain Beneficial Owners and Management" as to the stock ownership of the nominees. The following table sets forth with respect to each nominee, his address, the office presently held by him with the Company or his principal occupation if not employed by the Company, the year in which he first became a director of the Company and his age.




                                        Principal Occupation                                   Director
Name and Business Address               For the Last Five Years                                Since        Age (1)
-------------------------               -----------------------                                -----        -------


Harvey C. Eads, Jr.                     City Manager of Coral Gables, Florida since May 1988.  1999         55
Office of the City Manager
City of Coral Gables
405 Biltmore Way
Coral Gables, FL  33134

John P. Fazzini                         Real Estate Developer; President of Bountiful Lands,   1984         56
Bountiful Lands, Inc.                   Inc. (real estate development corporation) since
101 East Stuart Avenue                  1980.
Lake Wales, FL  33853

Danforth E. Leitner                     Real Estate Broker; Real Estate Appraiser; President   1985         60
The Leitner Company                     of The Leitner Company (real estate brokerage and
528 North Main Street                   appraisal corporation) since 1984.
Hendersonville, NC  28792

Al Marino                               Architectural Designer; President of A.M. Marino       --           43
A.M. Marino Design, Inc.                Design, Inc. (architectural design firm) since 1986
1483 Main Street                        (Mr. Marino is the son of Anthony J. Ford who owns
Weymouth, MA  02190                     2,065,300 shares of the Company's Common Stock).

Dwight W. Severs                        Secretary of the Company since 1999; City Attorney     1998         57
Titusville City Attorney                for City of Titusville, Florida since January 1999;
555 South Washington Avenue             Principal for the firm of Dwight W. Severs &
Titusville, FL  32796                   Associates, P.A. since March 1998; a member of the
                                        law firm of Severs, Stadler & Harris, P.A. between
                                        January 1995 and March 1998.

John H. Sottile                         Chairman of the Board of Directors of the Company      1983         53
The Goldfield Corporation               since May 1998; President of the Company since 1983
100 Rialto Place, Suite 500             and Chief Executive Officer of the Company since
Melbourne, FL  32901                    1985.


--------------------
(1)      As of December 31, 2000.

     If any of the foregoing nominees should withdraw or otherwise become unavailable, which the Board of Directors does not presently anticipate, it is intended that proxies will be cast for such person or persons as the Board of Directors may designate in place of such nominee or nominees.

     Directors who are also employees of the Company are not paid any fees or other remuneration for service on the Board or on any Board committee. Each non-employee director receives an aggregate annual fee of $15,000, with $1,250 paid each month, and an additional $500 paid for each Board meeting attended in person.

                        PARTICIPANTS IN THE SOLICITATION

     Under applicable regulations of the Securities and Exchange Commission (the "SEC"), each of the directors and nominees of the Company is deemed to be a

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

"participant" in the Company's solicitation of proxies. The following sections set forth certain additional information regarding the Company's nominees and directors.

Transactions in the Company's Securities in the Last Two Years

     No director or nominee sold any Company securities during the past two years. The following table sets forth all purchases made by these persons.

              Name      Number of Shares Purchased                  Date
              ----      --------------------------                  ----

Harvey C. Eads                    1,000                   December 17, 1999
John P. Fazzini                  14,000                   April 4, 2001
                                  6,000                   March 29, 2001
Danforth E. Leitner              20,000                   March 22, 2001
Al Marino                         1,000                   April 4, 2001
Dwight W. Severs                  9,700                   December 28, 2000
                                 10,300                   December 27, 2000
                                 15,200                   December 26, 2000
                                  4,800                   December 22, 2000
John H. Sottile                 250,000                   March 26, 2001 (1)
                                 63,300                   December 29, 1999
                                 14,600                   December 28, 1999
                                  3,900                   December 27, 1999
                                 16,600                   December 23, 1999
                                 29,500                   December 22, 1999
                                  4,900                   December 21, 1999
                                  5,200                   December 17, 1999
                                  2,200                   December 16, 1999
                                  3,700                   December 15, 1999
                                  2,000                   December 14, 1999
                                    200                   December 13, 1999
                                  2,600                   December 10, 1999
                                  3,100                   December 9, 1999
                                  5,900                   December 8, 1999
                                    200                   December 2, 1999
                                  3,200                   December 1, 1999
                                  4,100                   November 22,1999
                                  2,600                   November 18,1999
                                 16,200                   November 17,1999
                                  7,000                   November 16,1999
                                    300                   November 15,1999
                                  5,000                   November 9,1999
                                  2,400                   November 8,1999
                                 13,500                   November 5,1999
                                  1,300                   November 4,1999
                                 13,800                   November 2,1999


--------------------
(1) Option exercise.


Additional Information

     Except as disclosed elsewhere in this Proxy Statement, to the knowledge of the Company none of the Company's directors and nominees: (i) owns of record any securities of the Company that are not beneficially owned by them; (ii) is, or was within the past year, a party to any contract, arrangement or understanding with any person with respect to the securities of the Company, including, but not limited to, joint ventures, loan or option agreements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits,

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

or the giving or withholding of proxies; (iii) has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting; (iv) beneficially owns any securities of any parent or subsidiary of the Company; or (v) borrowed any funds to purchase any securities set forth under "Participants in the Solicitation." Except as disclosed elsewhere in this Proxy Statement, to the knowledge of the Company none of the Company's directors or nominees nor any of their associates has any arrangement or understanding with any person with respect to future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party, nor any material interest, direct or indirect, in any transaction which has occurred since January 1, 2000 or any currently proposed transaction, or series of similar transactions, to which the Company or its affiliates was or is to be a party and in which the amount involved exceeds $60,000.

                    OWNERSHIP OF VOTING SECURITIES BY CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of April 26, 2001, certain stock ownership information regarding all stockholders known by the Company to be the beneficial owners of 5% or more of the outstanding shares of Common Stock and Series A Preferred Stock of the Company and executive officers and directors of the Company.



                                            Amount Beneficially Owned (1)
                                            -----------------------------
                                                    Common                      Percent of Class (2)
                                                Obtainable Upon                 --------------------      Percent
                                  Common        Conversion of       Series A     Common     Series A     of Voting
Beneficial Owners                   (3)         Preferred (4)      Preferred       (1)      Preferred  Securities (5)
-----------------                 ------        -------------      ---------     ------     ---------  --------------



(a)  Holders of more than 5%
     (other than directors):
Anthony J. Ford (6)
33 Van Ripper Street
Staten Island, NY  10302         2,065,300                                         7.53%                     7.53%

Suzanne S. Guanci
1130 Placetas Avenue
Coral Gables, FL  33146                                33,043          28,860      *           8.50%         *

Linda Lonergan
1202 Pawnee Terrace
Indian Harbor Beach,
Florida  32937                                        103,044          90,000      *          26.52%         *

Mary H. Leitner
2344 Brookside Drive
Indialantic, FL  32903              49,130             21,188          18,506      *           5.45%         *

(b)  Executive Officers,
     Directors and Nominees:
Harvey C. Eads, Jr.                  1,000                                         *                         *
John P. Fazzini                     20,100                                         *                         *
Patrick S. Freeman                 133,533                                         *                         *
Robert L. Jones                    208,333                                         *                         *
Danforth E. Leitner                 20,600                                         *                         *
Al Marino (7)                        1,000
Dwight W. Severs                    42,000                                         *                         *
John H. Sottile (8)                913,288            225,360         196,833      3.33%      57.99%         4.12%
Stephen R. Wherry                   93,333                                         *                         *

(c)  All Executive Officers
     and Directors as a group
     (8 in number):              1,432,187            225,360         196,833      5.23%      57.99%         6.01%



--------------------

*    less than 1%

(1) Includes holdings of spouses, minor children, relatives and spouses of relatives living in the same household, even if beneficial ownership is disclaimed.
(2) All percentages have been determined as of April 26, 2001 in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended. For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares of Common Stock which such person has the right to acquire within 60 days after April 26, 2001.
(3) Excludes shares of Common Stock obtainable upon conversion of Series A Preferred Stock.
(4)  Each share of Series A Preferred Stock is currently convertible into
     1.144929 shares of Common Stock.
(5) In accordance with the rules of the SEC, the percentage shown in this column opposite the name of each person or group has been computed assuming the conversion of any Series A Preferred Stock and the exercise of any options held by such person or group and that no conversions or exercises by others have occurred.
(6) Information as to shares beneficially owned by Mr. Ford is based on information provided by Mr. Ford to the Company.
(7) Does not include 2,065,300 shares of the Company's Common Stock owned by Mr. Marino's father, Anthony J. Ford, as to which Mr. Marino disclaims beneficial ownership.
(8) Includes 140,400 shares of Common Stock owned by Mr. Sottile's wife, Ann Sottile, and 27,451 shares of Common Stock owned by Mr. Sottile's son, John Nicholas Sottile. Does not include 118,860 shares of the Company's Series A Preferred Stock, convertible into 136,087 shares of Common Stock, owned by Mr. Sottile's sisters, Suzanne S. Guanci and Linda Lonergan, as to which Mr. Sottile disclaims beneficial ownership.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and Series A Preferred Stock of the Company. Copies of all such reports filed with the SEC are required to be furnished to the Company. Based solely on the Company's review of the copies of such reports it has received, the Company believes that all of its executive officers, directors and greater than ten percent beneficial owners complied with all filing requirements applicable to them with respect to transactions during the year ended December 31, 2000.

                             EXECUTIVE COMPENSATION

     The following Summary Compensation Table sets forth the cash compensation for the Company's Chief Executive Officer and executive officers, including two executive officers of subsidiaries, whose compensation exceeded $100,000 during the years ended December 31, 2000, 1999 and 1998. The information provided under the heading "Executive Compensation" is that required by "small business issuers" as defined by the rules of the SEC.

                           Summary Compensation Table


                                                                                                      Long-term
                                                                                                    Compensation
                                                         Annual Compensation                           Awards
                                                                                    All Other       Stock Options
                 Name and                               Salary        Bonus       Compensation       (in shares)
            Principal Position               Year      ($) (1)       ($) (1)         ($) (2)             (3)
            ------------------               ----      -------       -------         -------             ---



John H. Sottile                               2000      380,333         --            250,158            --
     Chairman, President and                  1999      369,556         --              9,676          375,000
     Chief Executive Officer                  1998      361,252         --              9,480            --

Patrick S.  Freeman                           2000      112,500        8,758           96,773            --
     President of mining                      1999      112,500       18,000            4,989          125,000
     subsidiaries                             1998(4)   116,827         --              4,958            --

Robert L.  Jones                              2000      105,000      189,089           97,379            --
     President of electrical                  1999      105,000      266,042            6,965          125,000
     construction subsidiary                  1998      104,827      110,000            6,719            --

Stephen R. Wherry                             2000      118,229       65,000           96,070            --
     Vice President, Treasurer                1999      108,750       24,000            4,693          125,000
     and Chief Financial Officer              1998      100,250       17,500            3,854            --



--------------------

(1) Amounts reported represent compensation earned for the year, some of which may have been paid in a subsequent year.

(2) All other compensation for 2000 included (a) payments related to the termination of the Company's Employee Benefit Agreements ($240,000 for Mr. Sottile; $90,000 for Mr. Freeman; $90,000 for Mr. Jones; and $90,000 for Mr. Wherry), (b) the economic benefit related to the life insurance policies under the terminated Employee Benefit Agreements ($5,058 for Mr. Sottile; $1,673 for Mr. Freeman; $2,279 for Mr. Jones; and $970 for Mr. Wherry) and (c) Company contributions to the Company's Cash Deferred Profit Sharing Plan ($5,100 each for Messrs. Sottile, Freeman, Jones and Wherry). Amounts for 1999 included (a) the economic benefit related to the insurance policies under the terminated Employee Benefit Agreements ($4,876 for Mr. Sottile; $1,614 for Mr. Freeman; $2,165 for Mr. Jones; and $906 for Mr. Wherry) and (b) Company contributions to the Company's Cash Deferred Profit Sharing Plan ($4,800 for Mr. Sottile; $3,375 for Mr. Freeman; $4,800 for Mr. Jones; and $3,787 for Mr. Wherry). Amounts for 1998 included (a) the economic benefit related to the insurance policies under the terminated Employee Benefit Agreements ($4,680 for Mr. Sottile; $1,453 for Mr. Freeman; $1,919 for Mr. Jones; and $846 for Mr. Wherry) and (b) Company contributions to the Company's Cash Deferred Profit Sharing Plan ($4,800 for Mr. Sottile; $3,505 for Mr. Freeman; $4,800 for Mr. Jones; and $3,008 for Mr. Wherry).

(3) All stock option awards were made pursuant to The Goldfield Corporation 1998 Executive Long-term Incentive Plan.

(4) Mr. Freeman's 1998 annual salary included 27 bi-weekly pay periods, while each of his 2000 and 1999 annual salaries included 26 such periods.

     The persons named in the foregoing table, together with Dwight W. Severs, Secretary of the Company, are all of the executive officers of the Company. Information concerning the executive officers is set forth in the Company's Annual Report on Form 10-K/A for the year ended December 31, 2000, filed April 30, 2001.

Employee Benefit Agreements

     Beginning in 1989, the Company entered into Employee Benefit Agreements (each, a "Benefit Agreement") with Messrs. Sottile, Jones, Freeman and Wherry and certain employees of the Company. Under the terms of each Benefit Agreement, the Company owned life insurance policies that accumulated cash surrender value for the retirement of the employee, at age sixty-five, while also providing a life insurance benefit for the employee. Under the terms of each Benefit Agreement, the Company was entitled to a refund of the lesser of the previously paid premiums or the cash surrender value of the insurance policy, either upon retirement of the employee, the death of the employee or upon the termination of the Benefit Agreement. The Company had the right to terminate the Benefit Agreement without any future obligation by giving written notice to the employee. If the Benefit Agreement was terminated, the Company was entitled to receive the lesser of the cash surrender value of the insurance policy or the total of previously paid premiums. In 2000, the Board of Directors reviewed the Benefit Agreements and related insurance policies and decided it was in the best interest of the Company to terminate the Benefit Agreements to eliminate the annual insurance premium obligations. During the second quarter of 2000, the Company entered into Cancellation and Release Agreements pursuant to which the Benefit Agreements were terminated. In consideration of terminating the future retirement benefit associated with the Benefit Agreements, the Company decided to compensate the affected employees. The net expense to the Company was $425,311. Although the Company does not anticipate making any further cash premium payments, the Company will continue to own the policies and has granted each employee the right to name the beneficiary for the death benefits in excess of premiums previously paid by the Company, less any outstanding loans.

               OPTION EXERCISES IN 2000 AND YEAR-END OPTION VALUE

     The following table shows the number and value of stock options (exercised and unexercised) held by the named executive officers in 2000. Value is calculated using the difference between the option exercise price ($0.21875) and the 2000 year-end stock price ($0.4375) multiplied by the number of shares underlying the options.


                                                       Number of Securities               Value of Unexercised
                          Shares                       Underlying Unexercised              In-the-money Options
                         Acquired                     Options at End of 2000(1)               at End of 2000
                            on          Value       ------------------------------      -----------------------------
Name                     Exercise     Realized      Exercisable      Unexercisable      Exercisable     Unexercisable
----                     --------     --------      -----------      -------------      -----------     -------------
                           (#)           ($)            (#)               (#)              ($)              ($)


John H. Sottile             --           --          125,000           250,000            27,344          54,688
Robert L. Jones             --           --           41,667            83,333            9,115           18,229
Patrick S. Freeman          --           --           41,667            83,333            9,115           18,229
Stephen R. Wherry           --           --           41,667            83,333            9,115           18,229


--------------------
(1) In March 2001, each optionee exercised all options listed above that were exercisable at the end of 2000. Also, each optionee exercised additional options that became exercisable on March 9, 2001 in the following amounts:
     Mr. Sottile - 125,000; Messrs. Jones, Freeman and Wherry - 41,666.

     On January 15, 1985, the Company entered into an employment agreement with John H. Sottile. This agreement, as amended on February 25, 1986, September 23, 1988, February 27, 1990, January 29, 1992, September 15, 1995 and September 20, 1999, expires on December 31, 2009 and provides for continuous employment until December 31, 2009. This contract currently entitles Mr. Sottile to a salary of $330,333, which salary may be increased as a result of future annual increases in the Consumer Price Index. If his employment by the Company is terminated (which will be deemed to have occurred if he is relocated), Mr. Sottile is entitled to receive, within ten days of notice of termination, an amount equal to the full cash salary that he would have received in the absence of such termination from the date of termination through December 31, 2009. In the event of his permanent disability or death, he or his estate will be entitled to his salary through the end of the month of his permanent disability or death and for one year thereafter. In addition, on January 11, 1986, a subsidiary of the Company entered into an employment agreement with Mr. Sottile. Such agreement, as amended on September 13, 1988, January 29, 1992, September 11, 1995 and September 20, 1999, provides for continuous employment until December 31, 2009 and thereafter from year to year until terminated and entitles him to be paid $50,000 per year. If his employment by the subsidiary is terminated without cause (which will be deemed to have occurred if he is relocated), he is entitled to receive an amount equal to his full cash salary from the date of such termination through December 31, 2009. In the event of permanent disability or death, he or his estate will be entitled to his salary for one year.

                COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

     During 2000, the Board of Directors met four times. The Board of Directors has, among others, the following committees: an Audit Committee, a Compensation Committee, a Nominating Committee and a Stock Option Committee.

     The Audit Committee, which monitors the activities of the Company's independent certified public accountants and its accounting department and reports on such activities to the full Board of Directors, consists of Harvey C.

Eads, Dwight W. Severs, Danforth E. Leitner and John P. Fazzini. During 2000, the Audit Committee held three meetings.

     The Compensation Committee reviews the compensation of the executive officers of the Company and makes recommendations to the Board of Directors regarding such compensation. The members of the Compensation Committee are Dwight W. Severs and John P. Fazzini. The Compensation Committee held one meeting during 2000.

     The Nominating Committee recommends qualified candidates for election to the Board of Directors of the Company, including the slate of directors which the Board of Directors proposes for election by stockholders at the Annual Meeting. The Nominating Committee consists of John H. Sottile, John P. Fazzini and Danforth E. Leitner. During 2000, the Nominating Committee held one meeting.

     The Nominating Committee is not precluded from considering written recommendations for nominees from stockholders. Such recommendations for the 2002 election of directors, together with a description of the proposed nominee's qualifications and other relevant biographical information, should be sent to the Secretary of the Company prior to January 11, 2002.

     The Stock Option Committee administers The Goldfield Corporation 1998 Executive Long-term Incentive Plan (the "Plan"). The Stock Option Committee has complete discretion in determining the number of shares subject to options granted to an employee eligible under the Plan and in determining the terms and conditions pertaining to such options, consistent with the provisions of the Plan. The Stock Option Committee consists of John P. Fazzini, Dwight W. Severs and Danforth E. Leitner. During 2000, the Stock Option Committee held one meeting.

     During 2000, no incumbent director attended fewer than 100% of the total number of meetings of the Board of Directors and all committees of the Board that he was eligible to attend.

                                    ITEM 3.
            PROPOSAL 3 -- RATIFICATION OF APPOINTMENT OF ACCOUNTANTS

     The Board of Directors of the Company has appointed the firm of KPMG LLP as its independent certified public accountants for the year ending December 31, 2001, subject to the appointment being ratified by the Company's stockholders. KPMG LLP (including a predecessor firm, W. O. Daley & Company) has been serving the Company and its subsidiaries for the past 38 years.

     A representative of KPMG LLP is expected to be present at this year's Annual Meeting of Stockholders, at which time he will be given an opportunity to make a statement and is expected to be available to respond to appropriate questions. The appointment of KPMG LLP was made upon the recommendation of the Audit Committee. If the stockholders do not ratify the selection of KPMG LLP, the selection of independent certified public accountants will be reconsidered by the Board of Directors of the Company.

     The Board of Directors unanimously recommends a vote FOR the ratification of the appointment of KPMG LLP as independent certified public accountants of the Company.

                   AUDIT COMMITTEE REPORT AND FEE INFORMATION

Audit Committee Report

     The Board of Directors appoints an Audit Committee each year to review the Company's financial matters. Each member of the Company's Audit Committee meets the independence requirements set by the American Stock Exchange. The Audit Committee members reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2000 with management. The committee also discussed all the matters required to be discussed by Statement of Auditing Standard No. 61 with the company's independent accountants, KPMG LLP. The Audit Committee received a written disclosure and letter from KPMG LLP as required by Independence Standards Board Standard No. 1 and has discussed with KPMG LLP its independence. Based on its review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report to stockholders and that the Form 10-K be filed with the Securities and Exchange Commission.

     The Board of Directors has adopted a written charter to govern the Audit Committee. A copy of the Company's Audit Committee Charter has been included as Exhibit A to this proxy statement.

HARVEY C. EADS, JR.
DWIGHT W. SEVERS
DANFORTH E. LEITNER
JOHN P. FAZZINI

Audit Fees

     The aggregate fees billed for professional services by KPMG LLP rendered for the audit of the company's annual financial statements for the year ended December 31, 2000 and the reviews of the financial statements included in the Forms 10-Q for the year 2000 are $41,189.

Financial Information System Design and Implementation Fees

     No fees were billed by KPMG LLP for information technology services rendered during the fiscal year ended December 31, 2000.

All Other Fees

     In addition to the fees described above, the aggregate fees billed by KPMG LLP for professional services for the fiscal year ended December 31, 2000 were $5,975.

                                     ITEM 4.
          PROPOSAL 4 - PROPOSAL TO ADJOURN THE MEETING IF IT APPEARS A
         MAJORITY OF SHARES REPRESENTED AT THE MEETING FAVOR PROPOSAL 1

     The Board of Directors proposes that, if it appears that a majority of the shares represented at the Annual Meeting in person or by proxy and entitled to vote at the meeting favor the proposed amendment to the Restated Certificate of Incorporation of the Company to eliminate cumulative voting in the election of directors (Proposal 1, above), but the votes represented by such shares are not sufficient to satisfy the requirement that such amendment be approved by (1) a majority of the outstanding shares of the Company's Common Stock and Series A Preferred Stock voting together as a class and (2) two-thirds of the outstanding shares of the Company's Series A Preferred Stock voting separately as a class, then the proxyholders will have the discretion to vote to adjourn the meeting prior to a vote on Proposal 1 for up to 30 days in order to afford additional time for other stockholders to cast their votes. The proxy will not be voted to adjourn the meeting pursuant to this authority if it does not appear that a majority of the shares represented at the meeting favor the proposed amendment. During any such adjournment, stockholders who have not yet voted may be apprised of the adjournment and be solicited by the persons and through the means listed under "Additional Information" below.

     If the meeting is adjourned pursuant to this proposal, voting on the election of directors will take place at the adjourned meeting.

     The Board of Directors unanimously recommends a vote FOR the proposal to give the proxyholders discretion to vote to adjourn the meeting for up to 30 days to afford additional time for other stockholders to cast their votes if it appears that a majority of the shares represented at the meeting favor Proposal 1, but the votes represented by such shares are not sufficient to approve Proposal 1.

                             ADDITIONAL INFORMATION

     The Company will pay the cost of soliciting proxies and will reimburse all bankers, brokers and other custodians, nominees and fiduciaries for forwarding proxies and proxy materials to the beneficial owners of the shares. In addition to solicitation by mail, solicitation of proxies may be made personally or by telephone, facsimile, telegram or other means by regular employees of the Company with no specific additional compensation to be paid for such services. Innisfree M&A Incorporated has been retained to assist in the solicitation of proxies for a fee of $50,000 plus out-of-pocket expenses. It is expected that Innisfree will use up to approximately 50 persons in such solicitation.

     Although no precise estimate can be made at this time, the Company anticipates that the aggregate amount to be spent by the Company in connection with the solicitation of proxies will be approximately $290,000, of which approximately $111,500 has been incurred to date. This amount includes legal fees, printing costs, the fees payable to Innisfree, distribution costs and transportation costs, but excludes (i) the salaries and fees of officers, directors and employees of the Company and (ii) the normal expenses of an uncontested election. The aggregate amount to be spent will vary depending on, among other things, any future developments that may occur.

                                  OTHER MATTERS

     A group of stockholders filed a Schedule 13D under the Securities Exchange Act of 1934, as amended (the "Exchange Act") with respect to the Company on each of January 3, 2001 and February 28, 2001. A member of this group, eRaider, Inc., filed proxy materials on February 26, 2001, March 21, 2001, April 16, 2001, April 19, 2001, April 23, 2001 and May 1, 2001. According to these filings and letters sent to the Company, eRaider has nominated six individuals to the Board of Directors. Three of these nominees are in opposition to three of the nominees of your Board of Directors. The other three nominees are Messrs. Sottile, Marino and Severs, who are nominees of the Company's Board of Directors. None of

Messrs. Sottile, Marino or Severs has consented to or will consent to being named as a nominee in eRaider's proxy materials, which is a violation by eRaider of Rule 14a-4(d) under the Exchange Act, and each of these nominees has requested that his name be removed. According to the information contained in these filings, for which the Company disclaims any responsibility, the three other nominees by eRaider are: Aaron Brown, 44, who runs Allied Owners Action Fund and eRaider, 215 West 91st Street, #112, New York, NY 10024; Deborah Pastor, 44, who is the portfolio manager for the Allied Owners Action Fund and is the wife of Aaron Brown, 215 West 91st Street, #112, New York, NY 10024; and Sam Rebotsky, 61, a registered representative and Vice President of Sales for Adolph Komorsky Investments, 10 Holder Place, Suite 3B, Forest Hills, NY 11375. If eRaider or any member or members of this group solicits proxies from stockholders for the election of its proposed nominees, the Company intends to oppose any such solicitation using the methods described above under "Additional Information."

     Neither the Board of Directors nor management intends to bring before the meeting any business other than the matters referred to in the Notice of Meeting and this Proxy Statement. If any other business should come properly before the meeting, or any adjournment thereof, the proxyholders will vote on such matters according to their best judgment.

                           2002 STOCKHOLDER PROPOSALS

     To be considered for inclusion in the proxy statement relating to the 2002 Annual Meeting, stockholder proposals must be received by the Company no later than January 11, 2002. In addition, the Company's Restated Bylaws, as amended, require timely advance written notice to the Company by any stockholder who intends to nominate a director to the Company's Board of Directors, to present any proposal or to bring any business before any meeting of the stockholders of the Company. Notice will be considered timely for the 2002 Annual Meeting if it is received not later than March 21, 2002 and not earlier than February 19, 2002.

                                      By Order of the Board of Directors
                                      Dwight W. Severs
                                      Secretary

Dated: May 11, 2001


                                      * * *

The Annual Report to Stockholders for the year ended December 31, 2000, which includes financial statements, is being mailed concurrently to stockholders. The Annual Report does not form any part of the material for the solicitation of proxies.

A copy of the Company's Annual Report on Form 10-K for its fiscal year ended December 31, 2000 filed with the Securities and Exchange Commission is available without charge to those stockholders who would like more detailed information concerning the Company. If you would like a copy of the Form 10-K, please write to: The Goldfield Corporation, Suite 500, 100 Rialto Place, Melbourne, Florida 32901.

In addition, financial reports and recent filings with the Securities and Exchange Commission, including the Form 10-K, are available on the Internet at http://www.sec.gov. Company information is also available on the Internet at http://www.goldfieldcorp.com.

                                                                       Exhibit A

                            The Goldfield Corporation
                             Audit Committee Charter

I.   Preamble:

     The board of directors of The Goldfield Corporation (the "corporation") has formed an audit committee to promote the financial transparency of the corporation and to ensure the integrity of the corporation's financial reporting processes and products. This charter is meant to identify the personnel and functions of the audit committee.

II.  Audit Committee Membership and Function:

A.   Definitions.

     1. Independence: Independent directors are not officers of the corporation and are, in the view of the corporation's board of directors, free of any relationship that would interfere with the exercise of independent judgment. The following persons shall not be considered independent:

     (a) a director who is employed by the corporation or any of its affiliates for the current year or any of the past three years;

     (b) a director who accepts any compensation from the corporation or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for board service or benefits under a tax-qualified retirement plan;

     (c) a director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the corporation or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home;

     (d) a director who is a partner in, or a controlling stockholder or an executive officer of, any for-profit business organization to which the corporation made, or from which the corporation received, payments (other than those arising solely from investments in the corporation's securities) that exceed 5% of the corporation's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years;

     (e) a director who is employed as an executive of another entity where any of the corporation's executives serve on that entity's compensation committee.

     2. Financial Literacy: A member of the audit committee shall have financial literacy when he has the ability to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. Directors who have limited familiarity with finance can achieve such "literacy" through corporation-sponsored training programs.

B.   Audit Committee Membership.

     1. For so long as the corporation remains a small business filer (such that it files reports under the Securities and Exchange Commission Regulation S-B), the audit committee will have at least two members, a majority of which will be independent directors. Otherwise, the corporation will have an audit committee composed of three or more directors, all of who will be independent directors.

     2. Each director must be financially literate or become financially literate within a reasonable period of time after his or her appointment to the audit committee, and at least one member of the audit committee shall have accounting or related financial management experience.

     3. Each audit committee member will be selected by the chairman of the board of directors and will serve at the pleasure of the board of directors.

     The audit committee members shall elect a chairman and a secretary from among its members.

C.   Audit Committee Function.

     The board of directors and the audit committee have the ultimate authority and responsibility to select, oversee, evaluate, and, where appropriate, to replace the independent auditor (or to nominate the independent auditor to be proposed for stockholder approval in any proxy statement). All employees of the corporation are directed to cooperate as requested by committee members. Oversight responsibilities over the independent auditor are described further in Section III, below.

     The independent auditor is ultimately accountable to the board of directors and the audit committee as the representatives of the stockholders.

     The audit committee shall meet at least four times annually, inclusive of telephonic meetings, or more frequently as circumstances may require. Special meetings may be called by the chairman of the committee or at the request of the independent auditor.

     1. The audit committee will do whatever else the law, the corporation's charter or bylaws or the board of directors requires.

III. Independent Auditor Oversight:

A.   Auditor Qualifications.

     1. The audit committee is responsible for ensuring its receipt from the independent auditor of a formal written statement delineating all relationships between the auditor and the corporation, consistent with Independence Standards Board Standard No. 1.

     2. The audit committee is also responsible for actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and to take or recommend that the full board of directors take appropriate action to ensure the independence of the auditor.

B. Auditor Engagement Letter. The auditor's engagement letter should define the nature and scope of the audit engagement and provide a written contract for the professional services of the auditing firm.

C. Annual Audit Review. In connection with the annual audit, the audit committee shall:

     1. Ascertain any disagreements between audit personnel and corporation management.

     2.   Review corporate accounting policies and practices.

     3. Affirm that accounting policies are consistent with industry practices and are consistent with a fair presentation of the financial statement in conformity with generally accepted accounting principles.

     4. In consultation with the independent auditors, review the integrity of the corporation's financial reporting processes, both internal and external.

D. Quarterly Review. Prior to the time that the corporation files its Quarterly Report on Form 10-Q, the independent auditor will conduct an SAS 71 Interim Financial Review (or such other auditing standard that may in time modify, supplement or replace SAS 71). The committee shall review and approve the process for preparing the financial statements to be submitted on Form 10-Q.

E.   Annual Report.

     1. Review corporate annual report to evaluate whether it contains a fair and meaningful presentation of financial statements, footnotes, and supplementary information.

     2. Affirm that the annual report discusses changes in corporate reporting or accounting practices (for example, departures from generally accepted accounting principles, exceptions to the consistent application of accounting principles, etc.).

     3. Review disclosure and ensure that practices are fully and fairly disclosed.

     4. Affirm appropriate use of statutory "safe harbor" disclosure if report contains forward looking information.

     5. Prepare for the inclusion in the annual meeting proxy statements a letter to stockholders stating whether with respect to the prior fiscal year:

          (a) management has reviewed the audited financial statements with the audit committee;

          (b) the independent auditors have discussed with the audit committee the matters required to be discussed by SAS 61;

          (c) the members have discussed among themselves, without management or the independent auditors present, the information disclosed to the audit committee described in a) and b) above;

          (d) the audit committee recommended to the board of directors that the annual financial statements be included in the corporation's Form 10-K; and

          (e) the audit committee has received written disclosures and letters from the auditors required by Independence Standards Board Standard No. 1.

IV.  Audit Committee Report:

A. Annual Report. The audit committee shall report at least annually to the board of directors. The report should:

     1.   set forth the audit committee's function and responsibilities;

     2. set forth a summary of the committee's recommendations, particularly with respect to the selection of the auditing firm and the review of the auditor's report;

     3.   attach critical audit reports and management letters.

B.   Committee Charter. The audit committee shall:

1. At least annually, affirm in the proxy statement the existence of an audit committee charter and compliance with the charter;

2. At least annually, review charter for any necessary revisions and refer all revisions to the board of directors;

3. At least triennially attach audit committee charter to the annual proxy statement.

                         THE GOLDFIELD CORPORATION PROXY

           Annual Meeting of Stockholders to be Held on June 19, 2001

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints John H. Sottile and Dwight W. Severs, and each of them, jointly and severally, proxies, with full power of substitution, to vote with the same force and effect as the undersigned at the Annual Meeting of the Stockholders of The Goldfield Corporation to be held at Imperial's Hotel & Conference Center (Imperial Room II), 8298 North Wickham Road, Melbourne, Florida on June 19, 2001 at 9:00 a.m., and any adjournment or postponement thereof, upon the matters set forth herein and upon such other matters as may properly come before the meeting, all in accordance with the notice and accompanying proxy statement for said meeting, receipt of which is acknowledged. (THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED.)

     This proxy, when properly executed, will be voted in the manner directed herein. The individuals named above are authorized to vote in their discretion on any other matters that properly come before the meeting, including voting on any proposal to adjourn the meeting if necessary to tally the votes with respect to Proposal 1.

                 Continued and to be signed on the reverse side.

                         Please date, sign and mail your
                             proxy card back today.


Your Board of Directors recommends a vote FOR Proposal 1.

If no direction is given, the proxy will be voted FOR Proposal 1.

                                         FOR            AGAINST         ABSTAIN
1.   AMENDMENT TO THE RESTATED
     CERTIFICATE OF
     INCORPORATION                       / /              / /             / /

2A. If Proposal 1 to amend the Restated Certificate of Incorporation to eliminate cumulative voting is adopted, cumulative voting will NOT be available and the proxy will be voted as directed in this Proposal 2A.

Your Board of Directors recommends a vote FOR Proposal 2A.

If no direction is given, the proxy will be voted FOR Proposal 2A.

                                   FOR      WITHHELD

      ELECTION OF DIRECTORS        / /        / /
                                                               Nominees:
                                                           Harvey C. Eads, Jr.
                                                           John P. Fazzini
                                                           Danforth E. Leitner
                                                           Al Marino
                                                           Dwight W. Severs
                                                           John H. Sottile

/ / FOR, except vote withheld from the following nominee(s)

-------------------------

2B. If Proposal 1 to amend the Restated Certificate of Incorporation to eliminate cumulative voting is NOT adopted, cumulative voting will be available and the proxy will be voted as directed in this Proposal 2B.

If a vote "FOR; The Maximum Number of the Listed Nominees that Can Be Elected" is marked, the cumulative votes represented by the proxy will be cast at the discretion of the proxies named herein in order to elect the maximum number of the listed nominees as believed possible under the then prevailing circumstances.

If you do not wish to grant the proxyholder discretion to cumulate your votes, then you can cumulate your votes yourself. To cumulate your votes for director yourself, multiply the total number of shares you held as of the record date by six. Then, you may allocate this number of votes among the nominees by writing the number of votes you wish to allocate to a nominee in the space next to that nominee's name.

Please note that if you choose to cumulate votes yourself, this may reduce the likelihood of one or more of the nominees of your choice being elected. If you
elect  to  cumulate  your  votes  yourself,   the  proxyholder   will  not  have
discretionary authority to cumulate your votes.

Your Board of Directors recommends a vote "FOR; The Maximum Number of the Listed Nominees that Can Be Elected " for Proposal 2B.

If no direction is given, the proxy will be voted "FOR; The Maximum Number of the Listed Nominees that Can Be Elected" for Proposal 2B.

                        FOR;
                The Maximum Number of
                 the Listed Nominees                       Nominees
                 that Can Be Elected    WITHHELD

ELECTION OF              / /               / /
DIRECTORS
                                                    ---- Harvey C. Eads, Jr.
                                                    ---- John P. Fazzini
                                                    ---- Danforth E. Leitner
                                                    ---- Al Marino
                                                    ---- Dwight W. Severs
                                                    ---- John H. Sottile


/ / FOR; the Maximum Number of the Listed Nominees that Can Be Elected, except vote withheld from the following nominee(s)

-------------------------

Your Board of Directors recommends a vote FOR Proposal 3.

If no direction is given, the proxy will be voted FOR Proposal 3.

                                            FOR         AGAINST      ABSTAIN
3.      RATIFICATION OF
        APPOINTMENT OF ACCOUNTANTS
                                            / /           / /          / /


Your Board of Directors recommends a vote FOR Proposal 4.

If no direction is given, the proxy will be voted FOR Proposal 4.

                                           FOR          AGAINST      ABSTAIN

4.      ADJOURNMENT PRIOR TO
        VOTE ON PROPOSAL 1                / /             / /          / /


*Note* In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or at any adjournments or postponements thereof.

PLEASE SIGN, DATE AND RETURN TODAY IN ENCLOSED ENVELOPE.

DATE                    -------------------, 2001

Signature               ------------------------

Signature               ------------------------

Title(s)                ------------------------

     NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.